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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 19, 2002


                        Regeneration Technologies, Inc.
              (Exact name of issuer as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


                 0-31271                          59-3466543
         (Commission File Number)     (IRS Employer Identification No.)


                             One Innovation Drive
                            Alachua, Florida 32615
                   (Address of Principal Executive Offices)

       Registrant's telephone number, including area code (386) 418-8888


                                     None
                (Former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

     On February 19, 2002, Regeneration Technologies, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          99.  Press release of the Company issued on February 19, 2002.


     (All other items on this report are inapplicable.)
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     REGENERATION TECHNOLOGIES, INC.
                                     (Registrant)


                                     By   /s/ Brian K. Hutchison
                                          ----------------------
                                          Brian K. Hutchison
                                          President and Chief Executive Officer



Dated: February 25, 2002
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                                 EXHIBIT INDEX

99   Press release, dated February 19, 2002.